[Letterhead of Conversion Technologies]

March 11, 1998

Mr. Dave Dlubak
President
Dlubak Glass Company
11567 County Highway 110
Upper Sandusky, OH 43511

Reference: Sub-Contract Agreement with Dlubak Glass

Dear Dave:

The following outlines the fundamental points on which we have agreed that Conversion Technologies will subcontract all of its CRT glass sorting and recycling business to Dlubak Glass Company for a five-year period. This agreement Is contingent upon Toshiba providing Dlubak/Conversion with a five-year agreement to process cullet under the existing terms and conditions.

o Conversion will transfer its contracts with Hitachi and/or Toshiba to Dlubak and Dlubak will pay Conversion $28 per ton for all dirty cullet and clean cullet (received at no cost) which is processed in Dunkirk. Dlubak will pay Conversion $20 per ton for any dirty cullet and clean cullet (received at no cost) processed at another Dlubak location. Dlubak will not pay Conversion any processing fee for glass cullet that must be purchased from Hitachi or Toshiba.

o Should Dlubak negotiate a higher price for CRT glass sold to the television industry, Dlubak will make a good faith effort to share a portion of the incremental profit with Conversion on the above contracts.

o Dlubak will assume the $125,000 promissory note that Conversion has secured with Toshiba.

o Dlubak will assume the $125,000 promissory note that Conversion has secured with Hitachi (only if Hitachi agrees to the proposed contact for five years).

o Dlubak will purchase the inventory of materials shown on the attached list for $1 and will clean and remove these materials from Conversion's facility within the five-year contract. Dlubak will work with Conversion in the disposition of Wheelabrator dust/fines and other non-CRT glass materials by providing its processing services at cost.

Letter to Dlubak Glass Company
March 11, 1998
Page 2

o Should Dlubak elect to process the broken cullet received either through Conversion or directly from Hitachi and Toshiba, Conversion will rent 57,000 square feet of its building to Dlubak and the use of the existing cullet processing equipment for a monthly rate of $1/month. This rate includes heat, lighting, insurance, property taxes and the use of all common areas such as shipping, office space, etc. Once Dlubak has removed the inventory of raw materials it has purchased from Conversion, Dlubak may at its option cease this rental agreement with Conversion.

o Should Dlubak elect to employ Conversion's labor to process the cullet, Conversion will provide and bill Dlubak at a rate of $13.50 per hour for all hours the labor is employed by Dlubak.

o Dlubak would be responsible for all costs associated with processing the cullet such as process equipment electricity, forklift propane, skid sheet fuel, etc.

o At the end of this agreement Conversion will sell its cullet processing equipment (see the attached list) to Dlubak for the sum of one dollar and offer Dlubak the option to purchase the Dunkirk facility for a price to be determined in the future.

o Dlubak and Conversion will enter into non-compete agreements and Dlubak will sell to Conversion high leaded CRT glass at market price (presently $160 per ton but not to exceed $225 per ton (this cullet will be for the exclusive use as a substrate in ion exchange resins).

If the above meets with your approval please acknowledge below and I will take the necessary steps to prepare a sub-contract for us to sign.

Dave, I appreciate the help you have offered to Conversion and believe that a relationship with your company would benefit both of our companies, as well as the CRT tube manufacturers and producers.

Very Truly Yours,


/s/ William L. Amt

William L. Amt
President

                                               Acknowledged by:
                                               DLUBAK GLASS COMPANY

                                               -----------------------------
                                               Mr. Dave Dlubak
                                               President

Letter to Dlubak Glass Company
March 11, 1998
Page 2

o Should Dlubak elect to process the broken cullet received either through Conversion or directly from Hitachi and Toshiba, Conversion will rent 57,000 square feet of its building to Dlubak and the use of the existing cullet processing equipment for a monthly rate of $1/month. This rate includes heat, lighting, insurance, property taxes and the use of all common areas such as shipping, office space, etc. Once Dlubak has removed the inventory of raw materials it has purchased from Conversion, Dlubak may at its option cease this rental agreement with Conversion.

o Should Dlubak elect to employ Conversion's labor to process the cullet, Conversion will provide and bill Dlubak at a rate of $13.50 per hour for all hours the labor is employed by Dlubak.

o Dlubak would be responsible for all costs associated with processing the cullet such as process equipment electricity, forklift propane, skid sheet fuel, etc.

o At the end of this agreement Conversion will sell its cullet processing equipment (see the attached list) to Dlubak for the sum of one dollar and offer Dlubak the option to purchase the Dunkirk facility for a price to be determined in the future.

o Dlubak and Conversion will enter into non-compete agreements and Dlubak will sell to Conversion high leaded CRT glass at market price (presently $160 per ton but not to exceed $225 per ton (this cullet will be for the exclusive use as a substrate in ion exchange resins).

If the above meets with your approval please acknowledge below and I will take the necessary steps to prepare a sub-contract for us to sign.

Dave, I appreciate the help you have offered to Conversion and believe that a relationship with your company would benefit both of our companies, as well as the CRT tube manufacturers and producers.

Very Truly Yours,


/s/ William L. Amt

William L. Amt
President

                                               Acknowledged by:
                                               DLUBAK GLASS COMPANY


                                               /s/ Dave Dlubak
                                               -----------------------------
                                               Mr. Dave Dlubak
                                               President

Letter to Dlubak Glass Company
March 11, 1998
Page 3

                GLASS CULLET EQUIPMENT TO BE SOLD TO DLUBAK GLASS

The Following Glass Cullet Processing Equipment Will Be Sold To Dlubak For The Price Of One Dollar At The Conclusion Of This Agreement:

      o     Numerous cullet storage bins and small tools

      o     XRF glass sorting system with conveyors and all replacement parts

      o All wet blasting and dry blasting systems including conveyors, dust collection systems and trammel screens

      o     The double steam jacketed ribbon blender

      o All screening and sizing equipment presently employed to process the 191 cullet.

             RAW MATERIALS INVENTORY TO BE PURCHASED BY DLUBAK GLASS

--------------------------------------------------------------------------------
292 LEADED CRT                                                         56.3 TONS
--------------------------------------------------------------------------------
291 [less than] 3/8" FINES                                           946.91 TONS
--------------------------------------------------------------------------------
291 [greater than] 3/8" FINES                                        212.20 TONS
--------------------------------------------------------------------------------
241 CLEAN FUNNEL                                                         NOMINAL
--------------------------------------------------------------------------------
210 UNLEADED                                                          12.51 TONS
--------------------------------------------------------------------------------
194 MULTI-MIX                                                        392.25 TONS
--------------------------------------------------------------------------------
193 WHEELABRATED                                                         NOMINAL
--------------------------------------------------------------------------------
193 CULLET                                                             1.02 TONS
--------------------------------------------------------------------------------
191 WIP CULLET                                                         32.2 TONS
--------------------------------------------------------------------------------
191 CULLET                                                          3081.88 TONS
--------------------------------------------------------------------------------
112 CULLET                                                             22.9 TONS
--------------------------------------------------------------------------------
HITACHI & TOSHIBA DIRTY CULLET                                        37.90 TONS
--------------------------------------------------------------------------------
HITACHI & TOSHIBA PLATEGLASS                                           6.59 TONS
--------------------------------------------------------------------------------
TOSHIBA SLUDGE                                                        555.0 TONS
--------------------------------------------------------------------------------
HITACHI SLUDGE                                                         55.0 TONS
--------------------------------------------------------------------------------